UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2026

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1917 Four Wheel Drive Oshkosh, Wisconsin	54902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 502-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425, under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12, under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Oshkosh Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on May 5, 2026. On May 5, 2026, the independent inspector of elections for the Annual Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting, certifying the voting results set forth below.

The Company’s shareholders elected the following directors for terms expiring at the Company’s 2027 Annual Meeting of Shareholders by the votes indicated:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Keith J. Allman	54,157,278	480,562	3,663,969
William J. Burns	54,412,657	225,183	3,663,969
Annette K. Clayton	54,320,816	317,024	3,663,969
Douglas L. Davis	54,120,667	517,173	3,663,969
Tyrone M. Jordan	51,266,585	3,371,255	3,663,969
Kimberley Metcalf-Kupres	54,008,424	629,416	3,663,969
Duncan J. Palmer	53,601,919	1,035,921	3,663,969
David G. Perkins	54,334,639	303,201	3,663,969
John C. Pfeifer	51,506,952	3,130,888	3,663,969
Sandra E. Rowland	54,398,404	239,436	3,663,969

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions
57,154,146	1,091,075	56,588

The Company’s shareholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and compensation tables contained in the Company’s proxy statement for the Annual Meeting by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
52,762,283	1,755,232	120,325	3,663,969

The Company’s shareholders voted to reject a shareholder proposal on the subject of directors who fail to obtain majority vote by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
8,771,835	45,699,145	166,860	3,663,969

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: May 8, 2026	By:	/s/ Ignacio A. Cortina
Ignacio A. Cortina
Executive Vice President, Chief Legal and Administrative Officer and Secretary